UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 3, 2004
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

           Delaware                                         25-0790410
 (State or other jurisdiction                           (I.R.S. Employer
       of incorporation                                 Identification No.)
      or organization)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          99.1 Press release dated February 3, 2004 reporting fourth quarter and annual 2003 earnings.

Item 12. Results of Operations and Financial Condition.

      On February 3, 2004, Mueller Industries, Inc. issued a press release announcing earnings for the quarter and year ended December 27, 2003. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on February, 3, 2004.

                                              MUELLER INDUSTRIES, INC.

                                             /S/ KENT A. MCKEE
                                             -----------------------------------
                                            Kent A. McKee
                                            Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

    99.1                        Press Release dated February 3, 2004


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